Exhibit 10.14.7

AMENDMENT NO. 9

TO THE

LICENSE AND SERVICE AGREEMENT

THIS AMENDMENT NO. 9 effective as of April 13, 2010 (the “Amendment Nine Effective Date”) by and between TELENAV, INC., a Delaware Corporation with principal offices at 1130 Kifer Road, Sunnyvale, CA 94086 (“LICENSOR”), and AT&T Mobility LLC, a Delaware limited liability company with principal offices at 1055 Lenox Park Blvd., Atlanta, GA 30319 (“AT&T”) amends the License and Service Agreement dated as of March 19, 2008 between the Parties (“Agreement”). All capitalized terms not otherwise defined herein will have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, the parties have amended the Agreement by the:

1.	First Amendment dated as of November 13, 2008;

2.	Second Amendment dated as of November 20, 2008;

3.	Fourth Amendment dated as of June 16, 2009;

4.	Sixth Amendment, dated as of October 13, 2009;

5.	Seventh Amendment, dated as of October 27, 2009;

6.	Eighth Amendment, dated as of November 16, 2009; and

WHEREAS, the Parties inadvertently skipped (and did not execute) a third or fifth amendment to the Agreement and nevertheless desire to continue numbering amendments sequentially; and

WHEREAS, [*****] is developing a [*****] designed specifically for the [*****] and the Parties desire to amend the Agreement to make the [*****] available through such [*****] as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Description of Information Service. The Parties desire that the Agreement be supplemented to include the services described in Exhibit A-1 attached hereto as part of the [*****]. In addition to the other requirements of the Agreement, the [*****] must comply with the requirements set forth in the [*****] (provided separately).

2. Certified Devices. The Parties agree that all [*****] may be added as [*****] for purposes of the [*****] in accordance with Section 3.7 of the Agreement.

3. Exhibit F. Section 4 of Exhibit F of the Agreement is amended to add the following: “The Parties agree that [*****] will be due to LICENSOR for [*****] through the [*****] to any [*****] capable of [*****] such service.”

4. Property Rights. The Parties expressly agree that, pursuant to Section 9 of the Agreement, [*****] retains all ownership in the [*****] for the [*****], but limited to only the elements of such [*****] that were [*****] (such as [*****] added to the [*****]). [*****] acknowledges that Section [*****] of the Agreement shall not apply to any efforts pursuant to the provision of [*****]. Except as expressly set forth herein, each Party fully reserves all its rights in and to any and all of its Intellectual Property Rights (including but not limited to all rights in and to any materials, ideas, know-how, specifications, or requirements), and this Amendment grants no such rights or license therein or thereto to the other Party. Without limiting the generality of the immediately preceding sentence, [*****] reserves all its rights in and to the following [*****].

5. Milestone Deliverables, Tasks and Dependencies – LICENSOR will use commercially reasonable efforts to comply with the requirements of Exhibit A-2 attached hereto in developing and delivering the [*****].

6. No Further Changes. Except as modified hereby, the Agreement will continue in full force in accordance with its terms.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, AT&T and Licensor, intending to be bound by all of the terms and conditions, have caused this Amendment No. 9 to be duly executed by their respective duly authorized representatives as of the date set forth above. This Amendment No. 9 will not be fully executed and binding on the parties unless and until authorized signatures of both parties are affixed hereto.

AT&T MOBILITY LLC	TeleNav, Inc.

on behalf of itself and its Affiliates

/s/ Ted Woodbery	/s/ Loren E. Hillberg
(Signature)	(Signature)

Printed Name: Ted Woodbery	Printed Name: Loren E. Hillberg

Title: VP Wireless, Voice and Ancillary Products	Title: General Counsel

Date: April 29, 2010	Date: April 29, 2010

EXHIBIT A-1

Description of [*****]

1. [*****] through the [*****]. The following is a feature/functionality list for [*****] delivered through the [*****]. The underlying [*****] will be available on [*****] and in stable and complete shape in a mutually agreed timescale, for TeleNav to be able to guarantee quality for dependent features. [*****] shall provide all APIs as required by LICENSOR to enable the following features and functionalities:

Launch [*****] Application –

Display [*****] application [*****]

Launch [*****] application [*****]

Launch [*****]

Launch [*****]

On launch, [*****]

On reboot and launch, [*****]

Display Modes

Portrait mode

Fullscreen mode

List view mode [*****]

[*****] view mode [*****]

[*****]mode[*****]

[*****]mode

Browse [*****]

View [*****]

[*****]

[*****]

[*****]

Enter [*****]

Find a Place [*****]

[*****] to search for [*****]

[*****] to search for [*****]

[*****] text to find [*****]

[*****] places in [*****] view

[*****] places in [*****] view

Show place [*****]

Place Actions

[*****] a place

[*****] place [*****]

[*****] a place

•	[*****]

•	[*****]

[*****]with a place

•	[*****]

[*****]with a place

•	[*****]

[*****]with a place

•	[*****]

[*****] place [*****]

[*****] for [*****]

[*****]

[*****]

[*****]

[*****]

Favorite Places

[*****]

[*****]

Shared Places

[*****]

[*****]

[*****]

Settings

[*****]

[*****]integration

Use Case 1: [*****]

Use Case 2: [*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. [*****] Application through the [*****]

The [*****] application delivered through [*****] will be a [*****] version of the current [*****] application described of the Agreement in Exhibit A, with the same features and capabilities.

[*****] complies with [*****] interface as defined in the [*****] guide and related documents as described in Section [*****] of this amendment (provided separately).

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-2

[*****] milestones for LICENSOR

Milestone		Start Date	Delivery Date	Owner
[*****]	Delivery of Resource Plan and Schedules		[*****]	[*****]
[*****]	[*****]		[*****]	[*****]
[*****]	Production [*****] Delivered	[*****]	[*****]	[*****]
[*****]	Application Architecture Document		[*****]	[*****]
[*****]	Initial Platform Development (port of application)	[*****]	[*****]	[*****]
[*****]	Feature complete/[*****]	[*****]	[*****]	[*****]
[*****]	[*****] Release	[*****]	[*****]	[*****]
[*****]	[*****] Release*	[*****]	[*****]	[*****]
[*****]	[*****] Release*	[*****]	[*****]	[*****]
[*****]	Fixes to [*****]	[*****]	[*****]	[*****]

[*****]

2. Milestone Deliverables, Tasks & Dependencies

This section sets forth the work product, tasks and dependencies for each Milestone. Subject to the dependencies set forth herein, LICENSOR shall provide the work product for each Milestone (each a “Milestone Deliverable”) by the Milestone Due Date and in support of the Key Milestone Schedule identified above—

Milestone 1: Delivery of Resource Plan and Schedules

Deliverable(s):

•	The delivery of a mutually agreed upon resource plan

•	The delivery of an initial Project Implementation Schedule.

Tasks:

•	Document AT&T and LICENSOR roles and responsibilities

•	Identify functional leads for AT&T and LICENSOR

•	Jointly coordinate working sessions dates, times and locations if any

•	Jointly document and publish work sessions schedule (if any) and resource plan.

•	Prepare initial Project Implementation Schedule.

•	Jointly agree and document number of [*****]

•	Mutually agree upon number of [*****]

•	Review and approve Resource Plan, Work Sessions Schedule and initial Project Implementation Schedule with AT&T and LICENSOR Senior Project Leads

Milestone 1: Dependencies

•	AT&T and LICENSOR Resource availability for the duration of the Work Sessions

Milestone 2: [*****]

Milestone Deliverable(s):

•	[*****]

•	[*****]

Tasks:

•	LICENSOR to ensure its development staff have access to, and familiarity with, latest [*****]

•	LICENSOR to identify the list of features which cannot be developed and validated using the [*****] and share these findings with AT&T and list any schedule impacts which will result

Milestone 2: Dependencies

•	LICENSOR access to the [*****].

•	[*****] supports all [*****] specified in [*****].

Milestone 3: Production [*****] delivered

Milestone Deliverable(s):

•	Delivery of final production [*****]

Tasks:

•	Creation of detailed [*****]

•	Walkthrough with AT&T of [*****] during milestone

•	Any change requests after the requirements have been finalized will require a change request form to be completed and submitted to the LICENSOR PM

•	LICENSOR will assess the schedule impacts based on the requests and share this feedback with the requesting party

Milestone 3: Dependencies

•	Final [*****] provided by AT&T

Milestone 4: Application Architecture Document

Milestone Deliverable(s):

•	Draft Architecture Document (to include Functional Specification & Application Architecture for the [*****] Application)

•	Final Architecture Document (to include Functional Specification & Application Architecture for the [*****] Application)

Tasks:

•	Application Architecture creation

Milestone 4: Dependencies

•	Detailed feedback received from AT&T to draft Application Architecture Document

•	LICENSOR requires clarification from AT&T on [*****] and [*****] Architecture.

•	[*****] - AT&T to provide detailed [*****] that includes [*****]

Milestone 5: Initial Application Development (Port of Application)

Milestone Deliverable(s):

•	LICENSOR Core running on target platform [*****]

•	Signed [*****] client builds.

Tasks:

•	Confirm [*****] is required.

•	Port existing [*****] to [*****]

•	Run ported [*****] on [*****] and fix any issues.

•	Run ported [*****] client on the [*****] and fix any issues.

•	Fix any issues with [*****].

Milestone 5: Dependencies

•	Delivery of [*****] by AT&T.

•	AT&T to provide [*****].

Milestone 6: Feature Complete/[*****]

Milestone Deliverable(s):

•	[*****] drop for AT&T [*****] or [*****] that is feature complete

•	Weekly [*****] within Milestone time period

•	[*****]

•	Weekly [*****] within Milestone time period

•	Test Specification

•	Implementation/Release Notes

•	Test plan and test cases (as developed by LICENSOR to ensure delivery of the build to the milestone Acceptance criteria and Requirements)

Tasks:

•	Deliver application and documentation described above.

•	LICENSOR to resolve and verify issues reported in [*****]

•	LICENSOR to build a client that is feature complete including [*****] with [*****].

•	Implement all features in Feature List including [*****] with [*****] applications.

•	Develop [*****] that conform to approved [*****]

•	Integrate [*****] into ported [*****] application.

•	Add [*****] support to ported [*****] application.

•	Add all other [*****] support to ported [*****] application.

•	Expand [*****]. Work with LICENSOR [*****] to define [*****].

•	Verify expanded [*****] works on [*****].

•	Map performance optimization for [*****].

•	Integrate [*****] to LICENSOR [*****].

•	LICENSOR to verify the [*****] prior to submission to AT&T

Milestone 6: Dependencies

•	The [*****] must be available [*****] and in stable and complete shape in a mutually agreed timescale, for TeleNav to be able to guarantee quality for dependent features.

•	[*****] available

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Milestone 7: Beta – Integration Phase

Milestone Deliverable(s):

•	[*****] drop for AT&T [*****] or [*****] that is feature complete

•	Weekly [*****] within Milestone time period

•	[*****] drop for AT&T [*****] or [*****] that is feature complete

•	Weekly [*****] within Milestone time period

•	Implementation/Release Notes

•	Test Specification

•	Test plan and test cases (as developed by LICENSOR to ensure delivery of the build to the milestone Acceptance criteria and Requirements)

Tasks:

•	Deliver application and documentation described above.

•	[*****].

•	[*****].

Milestone 7: Dependencies

•	AT&T to share the test results and file all bugs related to the [*****] by [*****].

•	The underlying [*****] must be available [*****] and in stable and complete shape in a mutually agreed timescale, for TeleNav to be able to guarantee quality for dependent features.

•	[*****] available

Acceptance Criteria

TeleNav must verify to AT&T that:

•	Severity Level 1 count is [*****]

•	Severity Level 2 count is [*****]

•	Severity Level 3 count is [*****]

•	Severity Level 4 count is [*****]

AT&T may choose to verify the results of TeleNav testing

Milestone 8: [*****] Release

Milestone Deliverable(s):

•	[*****] that are feature complete with no [*****], based on Requirements

•	Weekly [*****] within Milestone time period

•	[*****] drop for AT&T [*****] or [*****] with no [*****].

•	Weekly [*****] within Milestone time period

•	Release Notes

•	Test plan

•	Test cases (as developed by LICENSOR to ensure delivery of the build to the milestone Acceptance criteria)

Tasks:

•	Deliver application and documentation described above.

•	Provide [*****] to include:

•	participate in [*****] meetings

•	Communicate [*****] via a mutually agreed upon process and using AT&T’s [*****] tool

•	Provide timely releases of [*****] that [*****]

•	Provide resolution to [*****] as prioritized by AT&T

•	Performance benchmarking focusing on [*****] and [*****].

•	Minor bug fixing.

Milestone 8: Dependencies

•	AT&T to share the test results and file all bugs related to the [*****] by [*****].

•	The underlying [*****] must be available [*****] and in stable and complete shape in a mutually agreed timescale, for TeleNav to be able to guarantee quality for dependent features.

•	[*****] are available

•	Access to [*****]

Acceptance criteria

•	Severity Level 1 count is [*****]

•	Severity Level 2 count is [*****]

•	Severity Level 3 count is [*****]

•	Severity Level 4 count is [*****]

In addition, AT&T may choose to test the build. If AT&T chooses to test the build then the following acceptance criteria apply:

•	Severity Level 1 count [*****]

•	Severity Level 2 count [*****]

•	Severity Level 3 count [*****]

•	Severity Level 4 count [*****]

Milestone 9: [*****]

Milestone Deliverable(s):

•	[*****] that are feature complete with [*****], based on Requirements

•	Weekly [*****] within Milestone time period

•	[*****] drop for AT&T [*****] or [*****] with [*****].

•	Weekly [*****] within Milestone time period

•	Release Notes

•	Test plan

•	Test cases (as developed by LICENSOR to ensure delivery of the build to the milestone Acceptance criteria)

Tasks:

•	Performance benchmarking focusing on [*****] and [*****].

•	Minor bug fixing.

•	Deliver application and documentation described above.

•	Provide [*****] to include:

•	participate in [*****] meetings

•	Communicate [*****] via a mutually agreed upon process and using [*****]

•	Provide timely releases of [*****] that resolve [*****]

•	Provide resolution to [*****] as prioritized by AT&T

Milestone 9: Dependencies

•	AT&T to share the test results and file all bugs related to the [*****] release by [*****].

•	[*****] are available

•	Access to [*****]

•	The underlying [*****] must be available [*****] and in stable and complete shape in a mutually agreed timescale, for TeleNav to be able to guarantee quality for dependent features.

Acceptance criteria

TeleNav must verify to AT&T that:

•	Severity Level 1 count is [*****]

•	Severity Level 2 count is [*****]

•	Severity Level 3 count is [*****]

•	Severity Level 4 count is [*****]

In addition, AT&T may choose to test the build. If AT&T chooses to test the build then the following acceptance criteria apply:

•	Severity Level 1 count [*****]

•	Severity Level 2 count [*****]

•	Severity Level 3 count [*****]

•	Severity Level 4 count [*****]

Milestone 10: Fixes to [*****]

Milestone Deliverable(s):

After [*****] is released, TeleNav will continue supporting AT&T for any [*****] and [*****] raised by AT&T or found by TeleNav through [*****].

•	LICENSOR to fix any [*****] issues raised by AT&T within [*****] and to make commercially reasonable efforts to resolve [*****] issues: LICENSOR will:

•	Participate in [*****] meetings

•	Communicate [*****] via a mutually agreed upon process and using [*****]

•	Provide timely releases of [*****] that resolve [*****]

Tasks:

•	Ongoing support as noted above

Milestone 10: Dependencies

•	[*****] are available to TeleNav to resolve and verify defects reporting during [*****]

•	Access to [*****] to resolve and verify defects reporting during [*****]

•	During [*****] the [*****] must be available [*****] and in stable and complete shape in a mutually agreed timescale, for TeleNav to be able to guarantee quality of ongoing fixes

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.